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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-54886) UNDER
                          THE SECURITIES ACT OF 1933
                       PRE-EFFECTIVE AMENDMENT NO.  [X]

                   POST-EFFECTIVE AMENDMENT NO. 39 [X]

                                      AND

                  REGISTRATION STATEMENT (NO. 811-2601) UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                           AMENDMENT NO. 43 [X]

                         VANGUARD PREFERRED STOCK FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                          R. GREGORY BARTON, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  It is proposed that this filing become effective on January 29, 1999, pursu-ant to paragraph (3) of Rule 485(b).

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  We have elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the fiscal year ended October 31, 1998 on January 29, 1999.

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

                         VANGUARD PREFERRED STOCK FUND

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Front and Back Cover Pages............ Front and Back Cover Pages
  Item 2.    Risk/Return Summary: Investments,
             Risks, and Performance................ Fund Profile
  Item 3.    Risk/Return Summary: Fee Table........ Fee Table
  Item 4.    Investment Objectives, Principal
             Investment Strategies, and Related
             Risks................................. A Word About Risk; Who
                                                    Should Invest; Primary
                                                    Investment Strategies
  Item 5.    Management's Discussion of Fund
             Performance .......................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated October
                                                    31, 1998 filed with the
                                                    Securities and Exchange
                                                    Commission's EDGAR system
                                                    on December 22, 1998.
  Item 6.    Management, Organization, and Capital
             Structure............................. The Fund and Vanguard;
                                                    Investment Adviser
  Item 7.    Shareholder Information............... Share Price; Dividends,
                                                    Capital Gains, and Taxes;
                                                    Investing with Vanguard
  Item 8.    Distribution Arrangements............. Not Applicable
  Item 9.    Financial Highlights Information...... Financial Highlights
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page and Table of Contents...... Cover Page; Table of
                                                    Contents
  Item 11.   Fund History.......................... Description of the Trust
  Item 12.   Description of the Fund and its
             Investments and Risks ................ Investment Policies;
                                                    Description of the Trust;
                                                    and Fundamental Investment
                                                    Limitations
  Item 13.   Management of the Fund ............... Management of the Trust
  Item 14.   Control Persons and Principal Holders
             of Securities ........................ Management of the Trust
  Item 15.   Investment Advisory and Other
             Services.............................. Investment Advisory
                                                    Services
  Item 16.   Brokerage Allocation and Other
             Practices ............................ Portfolio Transactions
  Item 17.   Capital Stock and Other Securities ... Description of the Trust
  Item 18.   Purchase, Redemption, and Pricing
             of Shares ............................ Purchase of Shares;
                                                    Redemption of Shares; and
                                                    Share Price
  Item 19.   Taxation of the Fund ................. Description of the Trust
  Item 20.   Underwriters ......................... Not Applicable
  Item 21.   Calculation of Performance Data ...... Yield and Total Return
  Item 22.   Financial Statements ................. Financial Statements

                                                                               1
Fund Profile

The following profile summarizes key features of Vanguard Preferred Stock Fund.

INVESTMENT OBJECTIVE

The Fund seeks to provide the maximum dividend income that qualifies for the federal intercorporate dividends-received deduction (DRD). This deduction permits a corporation to exclude from its taxable income a portion, currently 70%, of the income it receives in the form of dividends paid by other U.S. corporations.

     Note: Because the dividends-received deduction is available only to corporations, the Fund may not be a suitable investment for individual and other noncorporate investors.

INVESTMENT STRATEGIES

The Fund invests primarily in dividend-paying, investment-grade cumulative preferred stocks of U.S. based companies.

PRIMARY RISKS

The Fund's share price and total return will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Fund is also subject to:

* Interest rate risk, which is the chance that the market value of preferred stocks will decline for short or even long periods if interest rates rise. Interest rate risk is high for preferred stocks.

* Credit risk, which is the chance that an issuing corporation will fail to make dividend payments on its preferred stock. Many preferred stocks are issued by companies that lack top credit ratings. The Fund tries to moderate credit risk by owning securities issued by many different companies and by avoiding preferred stocks with credit ratings below investment grade.

* Industry concentration risk, which is the chance that the Fund's returns could be hurt significantly by problems affecting a particular industry. Because more than 80% of the Fund's holdings typically are invested in the financial-services and utility industries, the Fund's performance can be significantly affected, for better or for worse, by developments in those industries.

* Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

* Legislative risk, which is the chance that a change in federal tax law could reduce or eliminate the 70% dividends-received deduction, which would reduce the market value of preferred stocks.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                             Annual Total Returns
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                            1989             18.72%
                            1990              6.40%
                            1991             20.95%
                            1992              8.42%
                            1993             13.04%
                            1994             -7.95%
                            1995             25.93%
                            1996              8.45%
                            1997             12.99%
                            1998              6.68%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2

   During the period shown in the bar chart, the highest return for a calendar quarter was 10.19% (quarter ending June 30, 1989) and the lowest return for a quarter was -3.71% (quarter ending March 31, 1994).

--------------------------------------------------------------------------------
         Average Annual Total Returns for Years Ended December 31, 1998
--------------------------------------------------------------------------------
                                           1 Year     5  Years    10  Years
--------------------------------------------------------------------------------
Vanguard  Preferred  Stock  Fund           6.68%       8.26%       10.99%
Preferred  Stock  Composite  Index *       6.42        7.18         9.53
--------------------------------------------------------------------------------

* S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Stock Index thereafter.

                                PLAIN TALK ABOUT

                             The Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                  Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Preferred Stock Fund's expense ratio in fiscal year 1998 was 0.36%, or $3.60 per $1,000 of average net assets. The average fixed income mutual fund currently has expenses of 1.44%,or $14.40 per $1,000 of average net assets, according to Lipper, Inc., which reports on the mutual fund industry.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended October 31, 1998.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                      None
Sales Charge (Load) Imposed on Reinvested Dividends:           None
Redemption Fees:                                               None
Exchange Fees:                                                 None

Annual Fund Operating Expenses (expenses deducted from the Fund's assets)
Management Expenses:                                            0.32%
12b-1 Distribution Fees:                                        None
Other Expenses:                                                 0.04%
  Total Annual Operating Expenses:                              0.36%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
       1 Year           3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
        $37               $116             $202             $456
--------------------------------------------------------------------------------

   This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information

Dividends and Capital Gains                                   Suitable for IRAs
Dividends are paid quarterly in March, June, September,       No
and December; capital gains, if any, are paid annually
in December                                                   Minimum Initial Investment
                                                              $3,000
Investment Adviser
Wellington Management Company, LLP, Boston, Mass.,            Newspaper Abbreviation
since inception                                               Prefd

Inception Date                                                Vanguard Fund Number
December 3, 1975                                              038

Net Assets as of October 31, 1998                             Cusip Number
$381 million                                                  92204P204

                                                              Ticker Symbol
                                                              VQIIX

--------------------------------------------------------------------------------
A Word About Risk

This prospectus describes the risks you would face as an investor in Vanguard Preferred Stock Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Preferred Stock Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [GRAPHIC OF FLAG APPEARS HERE] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------


Who Should Invest

The Fund may be a suitable investment for you if:

* You are a corporation eligible for the federal dividends-received deduction. (Note: Subchapter S corporations are not eligible for this deduction.)

* Individual and other noncorporate investors are unable to claim the dividends-received deduction and therefore are not fully compensated on an after-tax basis for the interest rate and credit risks they assume by investing in the Fund.

* You are seeking a high level of income from your investments and can tolerate sharp, sometimes substantial price fluctuations due to changes in interest rates.

*  You wish to add a preferred stock fund to your existing holdings.

                                PLAIN TALK ABOUT

                             Costs and Market-Timing

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

4

  The Fund has adopted the following policies, among others, to discourage short-term trading:

* The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds-- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

* There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the Investing with Vanguard section).

*  The Fund reserves the right to stop offering shares at any time.

Primary Investment Strategies

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective of providing the maximum dividend income that qualifies for the federal dividends-received deduction (DRD). It also explains how the adviser implements these strategies. This Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.

   In addition, this section discusses several important risks--interest rate risk, credit risk, industry concentration risk, manager risk, and legislative risk--faced by investors in the Fund.

   Note: Because preferred stocks share many investment characteristics with bonds, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Market Exposure

The Fund invests predominantly in dividend-paying, investment-grade, cumulative preferred stocks of U.S.-based companies. Preferred stocks are securities that pay dividends at a specified rate and have "preference" over common stock in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock before paying any dividends on its common stock, and that the claims of preferred stockholders are ahead of common stockholder's claims on assets in a corporate liquidation. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

   Preferred stocks pay a fixed stream of income to investors, and these income payments are the primary source of long-term investment returns on preferred stocks. The market value of preferred stocks--especially perpetual preferred stocks, which have no stated maturity date--is extremely sensitive to changes in interest rates. When interest rates rise, the market value of preferred stocks will fall; when interest rates fall, the value of preferred stocks will rise.

[GRAPHIC OF FLAG APPEARS HERE] The Fund is subject to interest rate risk, which is the chance that the market value of preferred stocks will decline for short or even long periods if interest rates rise. Interest rate risk is high for preferred stocks.

   Because the Fund invests primarily in perpetual preferred stocks, the fluctuations in its market value in response to changing interest rates will generally be wider than those of long-term corporate or government bonds with maturities ranging from 15 to 30 years. As an illustration of interest rate risk, the following table shows the effect of a 1% and a 2% change in interest rates on the prices of a long-term bond:

--------------------------------------------------------------------------------
                      How Interest Rate Changes Affect the
                         Value of a $1,000 Investment *
--------------------------------------------------------------------------------
                              After a 1%  After a 1%  After a 2%  After a 2%
Type of Bond (Maturity)        Increase    Decrease    Increase    Decrease
--------------------------------------------------------------------------------
Long-Term (20 years)             $889       $1,131       $794       $1,286
--------------------------------------------------------------------------------

 * Assumes a 5.5% yield.
--------------------------------------------------------------------------------

   The preceding table is intended to illustrate interest rate risk and to help you determine the degree of risk you are willing to assume. The price changes shown in the table are not meant to be representative of future or current changes in the Fund's share price.

   Because Vanguard Preferred Stock Fund's holdings are not identical to the Merrill Lynch DRD-Eligible Preferred Stock Index, the Standard & Poor's 500 Composite Stock Price Index, or any other market index, the performance of the Fund will not mirror the returns of any particular index.

                                PLAIN TALK ABOUT

                              Fund Diversification

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.

Security Selection

The Fund's adviser selects securities after thoroughly researching them and the financial condition of their issuers, in order to ascertain the credit-worthiness of each security and the issuer's ability to make dividend payments on its preferred stock. A security will be sold when it is no longer attractive as an alternative investment.

[GRAPHIC OF FLAG  The Fund is subject to credit risk, which is the chance that
  APPEARS HERE]   an issuer of preferred stock will fail to pay dividends in a timely manner.

   Although preferred stocks usually carry lower credit ratings than ordinary corporate bonds, the Fund normally maintains an average credit quality of "a", which is defined by Moody's Investors Service as "an upper-medium grade preferred stock" whose earnings and asset protection are "expected to be maintained at adequate levels."

[GRAPHIC OF FLAG  The Fund is subject to industry concentration risk, which is
  APPEARS HERE]   the chance that the Fund's returns could be hurt significantly by problems affecting a particular industry. Because the bulk of the Fund's holdings (typically more than 80%) are invested in two industries--financial services and utilities--its performance can be significantly affected, for better or for worse, by developments in those industries.

   As of October 31, 1998, the Fund had invested 43% of net assets in its top ten holdings.

   Because most investment-grade preferred stocks are issued by companies within only a few industries, particularly financial services and utilities, it is difficult to achieve diversification across industry groups. Although the Fund's adviser strives to maintain exposure to other industries, the Fund invests more than 25% of its assets in each of two industries--utilities and financial services--that are the main issuers of preferred stocks. The profitability of both industries is heavily influenced by the level of interest rates, by changing regulatory environments, and by intensifying competition. Among other factors that can harm the financial performance of utilities are changes in energy costs, environmental regulations, and increased competition due to deregulation of prices and supply. Factors that can harm the performance of financial-services companies include fluctuations in the economy that reduce the demand for services and may reduce the ability of borrowers to pay their debts. The Fund's holdings are diversified across issuers; however, the failure of an issuer to pay dividends in a timely manner may cause a decline in income and potentially in market value.

   The Fund is generally managed without regard to tax ramifications.

[GRAPHIC OF FLAG  The Fund is subject to manager risk, which is the chance that
  APPEARS HERE]   the adviser may do a poor job of selecting preferred stocks.

[GRAPHIC OF FLAG  The Fund is subject to legislative risk, which is the chance
  APPEARS HERE]   that a change in federal tax law could reduce or eliminate the
                  70% dividends-received deduction, which would reduce the market value of preferred stocks.

 6

   Current tax law allows corporations to exclude from gross income 70% of "qualified" dividends received from other domestic corporations that are subject to federal income tax. This dividends-received deduction (DRD) effectively increases the after-tax return of dividends from preferred stocks.

   From time to time, proposals have been made to lower the 70% DRD. If such a tax-law change were made, the market value of preferred stocks would decline to compensate for the higher tax that corporate investors would have to pay on the dividends.

                               PLAIN TALK ABOUT

                                 Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 85%, according to Morningstar, Inc.

Turnover Rate
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 30%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

Temporary Defensive Measures
The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $420 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

                               PLAIN TALK ABOUT

                     Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                                                               7
Investment Adviser

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Trustees and officers of the Fund.

   WMC's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   For the year ended October 31, 1998, the investment advisory fee paid to WMC was $458 thousand, which represented an effective annual rate of 0.13% of the Fund's average net assets.

   The Fund has authorized WMC to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, WMC may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. Also, the Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement between the Fund and WMC, or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. Any such change will be communicated to shareholders in writing.


                               PLAIN TALK ABOUT

                              The Fund's Adviser

Wellington Management Company, LLP is an investment advisory firm founded in 1928. As of October 31, 1998, WMC managed more than $196 billion in stock and bond funds, including all or part of 14 Vanguard funds. The manager responsible for overseeing the implementation of WMC's strategy for Vanguard Preferred Stock Fund is:

   Earl E. McEvoy, Senior Vice President and Partner of WMC and portfolio manager of the Fund since 1982; has worked in investment management since 1972; with WMC since 1978; B.A., Dartmouth College; M.B.A., Columbia Business School.


Year 2000 Challenge

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

8

                               PLAIN TALK ABOUT

                                 Distributions

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you unless you hold your shares in a tax-deferred retirement account. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

   Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

* The dividends and short-term capital gains distributions that you receive are considered ordinary income for tax purposes.

* As a corporate investor, you will be permitted a dividends-received deduction for a portion of the dividends you receive. Some limitations may apply.

* Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

* Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

* If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

* Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. [Non-U.S. investors may be subject to U.S. withholding and estate tax.] You should consult your tax adviser about the tax consequences of an investment in the Fund.

Important Note: By law, the Fund must withhold 31% of your taxable distributions
---------------
and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

                               PLAIN TALK ABOUT

                              "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                             Total Assets - Liabilities
                Net Asset Value = ----------------------------------------------
                                           Number of Shares Outstanding

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A Note on Pricing: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Prefd.

10

                                PLAIN TALK ABOUT

                   How to Read the Financial Highlights Table

The Fund began fiscal 1998 with a net asset value (price) of $10.17 per share. During the year, the Fund earned $.58 per share from investment income (interest and dividends) and $.22 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $.61 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($.80 per share) minus the distributions ($.61 per share) resulted in a share price of $10.36 at the end of the year. This was an increase of $.19 per share (from $10.17 at the beginning of the year to $10.36 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 8.00% for the year.

   As of October 31, 1998, the Fund had $381 million in net assets. For the year, its expense ratio was 0.36% ($3.60 per $1,000 of net assets); and its net investment income amounted to 5.60% of its average net assets. It sold and replaced securities valued at 39% of its net assets.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report-along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------

                                                    Vanguard Preferred Stock Fund
                                                        Year Ended October 31,
                                             ------------------------------------------
                                              1998     1997     1996     1995     1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $10.17   $ 9.67   $9.61   $ 8.35   $ 9.99
---------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                         .58      .63     .69      .66      .66
  Net Realized and Unrealized Gain (Loss)
    on Investments                              .22      .53     .04     1.25    (1.46)
                                             ------------------------------------------
    Total from Investment Operations            .80     1.16     .73     1.91     (.80)
                                             ------------------------------------------
Distributions
  Dividends from Net Investment Income         (.61)    (.66)   (.67)    (.65)    (.70)
  Distributions from Realized Capital Gains      --       --      --       --     (.14)
                                             ------------------------------------------
    Total Distributions                        (.61)    (.66)   (.67)    (.65)    (.84)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.36   $10.17   $9.67   $ 9.61   $ 8.35
=======================================================================================

Total Return                                   8.00%   12.44%   8.04%   23.79%   -8.45%
=======================================================================================

Ratios/Supplemental Data
  Net Assets, End of Year (Millions)         $  381   $  320   $ 286   $  308   $  305
  Ratio of Total Expenses to
    Average Net Assets                         0.36%    0.37%   0.39%    0.52%    0.51%
  Ratio of Net Investment Income to
    Average Net Assets                         5.60%    6.41%   7.23%    7.43%    7.27%
  Turnover Rate                                  39%      34%     31%      20%      27%
========================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's((R))," "S&P((R))," "S&P 500((R))," "Standard & Poor's 500,"
and "500" are trademarks of The McGraw-Hill Companies, Inc.

Investing with Vanguard

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC OF BOOK APPEARS HERE]. Please call us to request copies.

Services and Account Features

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
Telephone Redemptions (Sales and Exchanges)
Automatically set up for the Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
Vanguard Direct Deposit Service(TM) [GRAPHIC OF BOOK APPEARS HERE]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
Vanguard Automatic Exchange Service(TM) [GRAPHIC OF BOOK APPEARS HERE]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
Vanguard Fund Express(R) [GRAPHIC OF BOOK APPEARS HERE]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
Vanguard Dividend Express(TM) [GRAPHIC OF BOOK APPEARS HERE]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
Vanguard Tele-Account(R) 1-800-662-6273 (ON-BOARD) [GRAPHIC OF BOOK APPEARS
                                                              HERE]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
Access Vanguard(TM) www.vanguard.com [GRAPHIC OF COMPUTER APPEARS HERE]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

 .  Open a new account.*

 .  Buy, sell, or exchange shares of most funds.

 .  Change your name/address.

 . Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
Investor Information Department: 1-800-662-7447 (SHIP) Text Telephone:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
Client Services Department: 1-800-662-2739 (CREW) Text Telephone: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
Services for Clients of Vanguard's Institutional Division: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

12

Types of Accounts

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
For One or More People
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
For Holding Personal Trust Assets [GRAPHIC OF BOOK APPEARS HERE]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
For an Organization [GRAPHIC OF BOOK APPEARS HERE]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A Note on Investing with Vanguard Through Other Firms
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
Minimum Investment to ...
open a new account
$3,000.

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A Note on Low Balances
The Fund reserves the right to close any account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
By Mail to ... [GRAPHIC OF ENVELOPE APPEARS HERE] open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-38

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 2600                             455 Devon Park Drive
Valley Forge, PA 19482-2600               Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division...


First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 2900                             455 Devon Park Drive
Valley Forge, PA 19482-2900               Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
By Telephone to... [GRAPHIC OF TELEPHONE APPEARS HERE] open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                       1-800-662-2739

* You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
By Wire to Open a New Account or Add to an Existing Account [GRAPHIC OF WIRE
                                                              APPEARS HERE]
Call Client Services to arrange your wire transaction.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Preferred Stock Fund-38
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

--------------------------------------------------------------------------------
   You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

   Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.
--------------------------------------------------------------------------------
A Note on Large Purchases
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

14

Redeeming Shares

This section describes how you can redeem--that is, sell or exchange--the Fund's shares.

When Selling Shares:

 .  Vanguard sends the redemption proceeds to you or a designated third party. *

 .  You can sell all or part of your Fund shares at any time.

* Proceeds sent to third parties require a signature guarantee; see footnote on page 16.

When Exchanging Shares:

 . The redemption proceeds are used to purchase shares of a different Vanguard fund.

 .  You must meet the receiving fund's minimum investment requirements.

 . Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is processed and a confirmation number given, the transaction cannot be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION

You can request a redemption (that is, either a sale or exchange of shares) from your Fund account in any one of three ways: online, by telephone, or by mail.
--------------------------------------------------------------------------------
Online Requests [GRAPHIC OF COMPUTER APPEARS HERE]

Access Vanguard at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

   Note: The Vanguard funds whose shares you cannot exchange online or by telephone are Vanguard U.S. Stock Index Funds, Vanguard Balanced Index Fund, Vanguard International Stock Index Funds, Vanguard REIT Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Growth and Income Fund. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
Telephone Requests [GRAPHIC OF TELEPHONE APPEARS HERE]
All Account Types Except Retirement:

Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account                Client Services
1-800-662-6273                       1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------

We reserve the right to refuse a telephone redemption if the caller is unable to provide:

*  The ten-digit account number.

*  The name and address exactly as registered on the account.

* The primary Social Security or employer identification number as registered on the account.

*  The Personal Identification Number, if applicable.

   Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

--------------------------------------------------------------------------------
A Note on Unusual Circumstances

Vanguard reserves the right to revise or terminate the redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------

Mail Requests [GRAPHIC OF ENVELOPE APPEARS HERE]
All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 1120                             455 Devon Park Drive
Valley Forge, PA 19482-1120               Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division...

First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 2900                             455 Devon Park Drive
Valley Forge, PA 19482-2900               Wayne, PA 19087-1815

--------------------------------------------------------------------------------
A Note on Large Redemptions

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

   If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

16

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
Check Redemptions
Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
Exchange Redemptions
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

Request in "Good Order"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:

 .  The Fund name and account number.

 .  The amount of the transaction (in dollars or shares).

 . Signatures of all owners exactly as registered on the account (for mail requests).

 .  Signature guarantees (if required). *

 .  Any supporting legal documentation that may be required.

 .  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

Transactions are processed at the next-determined share price after Vanguard has received all required information.
--------------------------------------------------------------------------------
Limits on Account Activity
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
* You may make no more than two substantive "round trips" through the Fund during any 12-month period.

*  Your round trips through the Fund must be at least 30 days apart.

*  The Fund may refuse a share purchase at any time, for any reason.

* Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the Fund.
--------------------------------------------------------------------------------
Return Your Share Certificates
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
All  Trades  Final
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------

                                                                              17
Transferring Registration

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 1110                             455 Devon Park Drive
Valley Forge, PA 19482-1110               Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                      Express or Registered mail to:
The Vanguard Group                        The Vanguard Group
P.O. Box 2900                             455 Devon Park Drive
Valley Forge, PA 19482-2900               Wayne, PA 19087-1815
--------------------------------------------------------------------------------


Fund and Account Updates

STATEMENTS AND REPORTS
We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

   To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
Confirmation Statement
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
Portfolio Summary [GRAPHIC OF BOOK APPEARS HERE]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
Fund Financial Reports
Mailed in December and June for the Fund.
--------------------------------------------------------------------------------
Tax Statements
Generally mailed in January; report previous year's dividend and capital gains distributions and proceeds from the sale of shares.
--------------------------------------------------------------------------------
Average Cost Review Statement [GRAPHIC OF BOOK APPEARS HERE]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

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

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Glossary of Investment Terms

Capital Gains Distribution
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

Cash Reserves
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Credit Quality
An assessment of the ability of a preferred stock issuer to pay dividends in a timely manner.

Dividend Income
Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

Investment Adviser
An organization that makes the day-to-day decisions regarding a fund's investments.

Mutual Fund
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Perpetual Preferred
A type of preferred stock that has no stated maturity date.

Preferred Stock
A class of capital stock on which a company pays dividends at a specified rate. Preferred stock dividends must be paid before a company can pay dividends on common stock. Also, preferred stockholders have a claim ahead of common stockholders to corporate assets in the event of a liquidation.

Principal
The amount of your own money you put into an investment.

Securities
Stocks, bonds, and other investment vehicles.

Total Return
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

Volatility
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [LOGO OF THE VANGUARD GROUP
                                                      APPEARS HERE]

                                                       Post Office Box 2600
                                                    Valley Forge, PA 19482-2600



For More Information
If you'd like more information about Vanguard Preferred Stock Fund, the following documents are available free upon request:

Annual/Semiannual Report to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

The Vanguard Group
Investor Information
Department
P.O. Box 2600
Valley Forge, PA 19482-2600

Telephone:
1-800-662-7447 (SHIP)

Text Telephone:
1-800-952-3335

World Wide Web:
www.vanguard.com

E-mail:
online@vanguard.com


If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone:
1-800-662-2739 (CREW)

Text Telephone:
1-800-662-2738

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-2601

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.

P038N-01/29/1999

                                        Vanguard
                                        Preferred Stock Fund

                                        Prospectus
                                        January 29, 1999





---------------
This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1998.







                                   [LOGO OF THE VANGUARD  GROUP APPEARS HERE]

Vanguard Preferred Stock Fund

Prospectus

January 29, 1999

A Preferred Stock Mutual Fund

       Contents

1 Fund Profile                    10 Financial Highlights

3 Additional Information          11 Investing with Vanguard

3 A Word About Risk               11 Services and Account Features

3 Who Should Invest               12 Types of Accounts

4 Primary Investment Strategies   12 Buying Shares

6 The Fund and Vanguard           14 Redeeming Shares

7 Investment Adviser              17 Transferring Registration

7 Year 2000 Challenge             17 Fund and Account Updates

8 Dividends, Capital Gains, and   Glossary (inside back cover)
  Taxes

9 Share Price

--------------------------------------------------------------------------------

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of Vanguard Preferred Stock Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

--------------------------------------------------------------------------------











Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    PART B

                         VANGUARD PREFERRED STOCK FUND
                                 (the "Trust")

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 29, 1999

  This Statement is not a prospectus, but should be read in conjunction with the Trust's current Prospectus (dated January 29, 1999). To obtain the Prospectus and the Annual Report to Shareholders, containing the Fund's Financial Statements, which are hereby incorporated by reference, please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust...................................................  B-1
Investment Policies........................................................  B-3
Yield and Total Return.....................................................  B-6
Share Price................................................................  B-7
Purchase of Shares.........................................................  B-7
Redemption of Shares.......................................................  B-8
Fundamental Investment Limitations.........................................  B-8
Management of the Trust.................................................... B-10
Investment Advisory Services............................................... B-13
Portfolio Transactions..................................................... B-14
Financial Statements....................................................... B-16
Performance Measures....................................................... B-17
Appendix--Description of Preferred Stock Ratings........................... B-19

                           DESCRIPTION OF THE TRUST

Organization

  The Trust was originally organized as a Maryland corporation in 1975. In 1984 the Trust was reorganized into a Pennsylvania business trust, and on May 29, 1998 was again reorganized into a Delaware business trust. The Trust is registered with the United States Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as an open-end, diversified manage-ment investment company. It currently offers one Fund: Vanguard Preferred Stock Fund (the "Fund"). There is no limit on the number of full and frac-tional shares that the Fund may issue.

Service Providers

  Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. The custodian is respon-sible for maintaining the Fund's assets and keeping all necessary accounts and records.

  Independent Accountants. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accoun-tants. The accountants audit financial statements for the Trust and provide other related services.

  Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUND'S SHARES

  RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

  SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which pro-vides that shareholders of a business trust are entitled to the same limita-tions of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

  DIVIDEND RIGHTS. The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have prior-ity or preference over any other shares with respect to distributions. Distri-butions will be made from the assets of the Fund, and will be paid ratably to all Fund shareholders according to the number of shares held by shareholders on the record date.

  VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the Investment Company Act of 1940; (ii) the matter concerns an amendment to the Declaration of Trust that would ad-versely affect to a material degree the rights and preferences of the Fund's shares; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The Investment Company Act of 1940 requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

  LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be enti-tled to receive a pro rata share of the net assets of the Fund.

  PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund.

  CONVERSION RIGHTS. There are no conversion rights associated with the Fund.

  REDEMPTION PROVISIONS. The Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

  SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

  CALLS OR ASSESSMENTS. The Fund's shares are fully paid and non-assessable.

TAX STATUS OF THE FUND

  The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any tax-able year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to share-holders as ordinary income. In addition, the Fund could be required to recog-nize unrealized gains, pay substantial taxes and interest, and make substan-tial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

  The following policies supplement the Fund's investment objective and poli-cies set forth in the Prospectus.

REPURCHASE AGREEMENTS

  The Fund may invest, directly or indirectly, in repurchase agreements with commercial banks, brokers or dealers, either for defensive purposes due to market conditions or to generate income from its excess cash balances. A re-purchase agreement is an agreement under which the Fund acquires a money mar-ket instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a com-mercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price re-flects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying in-strument. In these transactions, the securities acquired by the Fund (includ-ing accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until re-purchased. In addition, the Trust's Board of Trustees monitors the Fund's re-purchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer that is a party to a repurchase agreement with the Fund.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's man-agement acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

ILLIQUID SECURITIES

  The Fund is permitted to invest up to 15% of its net assets in illiquid se-curities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approxi-mately the value at which they are carried on the Fund's books.

  The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

  If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's in-vestment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the avail-ability of information about the security's issuer.

FOREIGN INVESTMENTS

  The Fund is authorized to invest in foreign securities, although typically the Fund has few, if any, foreign holdings. Investors should recognize that investing in foreign companies involves certain special considerations not typically associated with investing in U.S. companies.

  CURRENCY RISK. A fund that holds foreign securities will be affected favor-ably or unfavorably by changes in currency rates and in exchange control regu-lations, and may incur costs in connection with conversions between various currencies. The Fund's investment policies permit it to enter into forward foreign currency exchange contracts in order to hedge any foreign holdings and commitments against changes in the level of future currency rates.

  COUNTRY RISK. Because foreign companies may not be subject to uniform ac-counting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly avail-able information about certain foreign companies than about domestic compa-nies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS

  Although it has no present intention to do so, the Fund is authorized to en-ter into stock futures contracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full in-vestment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. While the Fund will incur commission expenses in both opening and clos-ing out futures positions, these costs are lower than transaction costs in-curred in the purchase and sale of portfolio securities.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

  RISK FACTORS IN FUTURES CONTRACTS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insuffi-cient cash, it may have to sell portfolio securities to meet daily margin re-quirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Fund will hold futures only for hedging purposes, the investment adviser does not be-lieve that the Fund is subject to the risks of loss typically associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by a Fund does involve the risk of im-perfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and expe-rience a decline in the value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a bro-ker with whom the Fund has an open position in a futures contract or related option.

LENDING OF SECURITIES

  Although there is little demand to borrow preferred stock, the Fund is au-thorized to lend its portfolio securities on a short-term or a long-term basis to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to com-plete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfo-lio securities, the Fund can increase its income through the receipt of inter-est on the loan. Since income derived from lending portfolio securities is not qualifying income for the purpose of the intercorporate dividends-received de-duction under Federal tax law, the Fund will limit such activity in accordance with its objective of maximizing dividend income which qualifies for the de-duction. In any event, the Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's to-tal assets. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

VANGUARD INTERFUND LENDING PROGRAM

  The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the re-quirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the pro-gram only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

  Temporary Investments. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund;
(c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

                            YIELD AND TOTAL RETURN

  The yield of the Vanguard Preferred Stock Fund for the 30-day period ended October 31, 1998 was 5.40%.

  The average annual total return of the Fund for the one-, five-, and ten-year periods ending October 31, 1998 was 8.00%, 8.25%, and 10.81%, respective-ly. Total return is computed by finding the average compounded rates of return over the one-, five-and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeem-able value of the investment.

AVERAGE ANNUAL TOTAL RETURN

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quo-tations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical in-vestment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                           T = (ERV/P)/1/n/ -1

    Where:

           T  = average annual total return

           P  = a hypothetical initial investment of $1,000

           n  = number of years

           ERV= ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN

  Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were rein-vested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                              C = (ERV/P)-1

    Where:

           C  = cumulative total return

           P  = a hypothetical initial investment of $1,000

           ERV= ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

  Yield is the net annualized yield based on a specific 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by di-viding the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((a-b)/cd+1)/6/-1]

    Where:

           a= dividends and interest earned during the period.

           b= expenses accrued for the period (net of reimbursements).

           c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

           d= the maximum offering price per share on the last day of the pe-riod.

                                  SHARE PRICE

  The Fund's share price, or "net asset value" per share, is calculated by di-viding the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

  Fund securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term debt instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of se-curities as well as any developments related to specific securities.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

  The share price for the Fund can be found daily in the mutual fund listings of most major newspapers.

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund, and (iii) to re-duce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans, or under circumstances where certain economies can be achieved in sales of the Fund's shares.

  The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Cus-tomer orders that are properly transmitted to the Fund by Schwab, or if appli-cable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Com-mission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasona-bly practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

                      FUNDAMENTAL INVESTMENT LIMITATIONS

  The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the hold-ers of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the Fund's net asset value, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

  BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments if its outstand-ing borrowings exceed 5% of net assets.

  COMMODITIES. The Fund may not invest in commodities, except that it may in-vest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

  DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one is-suer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  Illiquid Securities. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are il-liquid.

  Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry, except that the Fund will invest more than 25% of its total assets in the utilities and financial services industries.

  Investing for Control. The Fund may not invest in a company for purposes of controlling its management.

  Investment Companies. The Fund may not invest in any other investment compa-ny, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the Investment Company Act of 1940. Invest-ment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

  Loans. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securi-ties, or through Vanguard's interfund lending program.

  Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to com-modities.

  Oil, gas, minerals. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

  Options. The Fund may not purchase or sell put or call options, except as permitted by the Fund's investment policies relating to commodities.

  Pledging assets. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

  Senior securities. The Fund may not issue senior securities, except in com-pliance with the Investment Company Act of 1940.

  Underwriting. The Fund may not engage in the business of underwriting secu-rities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

  None of these limitations prevents the Trust from participating in The Van-guard Group, Inc. ("Vanguard"). Because the Trust is a member of The Vanguard Group of Investment Companies, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Trust" for more information.

  The investment limitations set forth above are considered at the time in-vestment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

  The Officers of the Trust manage its day-to-day operations and are responsi-ble to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Of-ficers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of the Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE (DOB: 5/8/1929), Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN (DOB: 7/29/1954), Chairman, Chief Executive Officer, and
Trustee*
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (DOB: 1/25/1950), Trustee
Vice President, Chief Information Officer, and member of the Executive Commit-tee of Johnson and Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (DOB: 5/7/1931), Trustee
President Emeritus of The Brookings Institution Independent Non-Partisan Re-search Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corpo-ration.

BURTON G. MALKIEL (DOB: 8/28/1932), Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Direc-tor of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Company.

ALFRED M. RANKIN, JR. (DOB: 10/8/1941), Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Prod-ucts Company).

JOHN C. SAWHILL (DOB: 6/12/1936), Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gam-ble Co., NACCO Industries (Machinery/ Coal/Appliances), and Newfield Explora-tion Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR. (DOB: 5/13/1931), Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chair-man and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON (DOB: 3/2/1936), Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Prod-ucts); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY (DOB:12/7/1938), Secretary*
Managing Director of the Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS (DOB: 5/21/1957), Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN (DOB: 9/4/1961), Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
--------
*Officers of the Trust are "interested persons" as defined in the Investment
  Company Act of 1940.

THE VANGUARD GROUP

  The Trust is a member of The Vanguard Group of Investment Companies, which consists of more than 30 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in The Vanguard Group obtain at-cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to a number of the Vanguard Trusts.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each Trust. In addi-tion, each Trust bears its own direct expenses, such as legal, auditing, and custodian fees.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the Investment Company Act of 1940. The Code is designed to prevent unlaw-ful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Vanguard's Code of Ethics limits the ability of cer-tain Officers and employees of Vanguard who are considered access persons to engage in personal securities transactions. Such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard Fund may invest a maximum of .40% of its current net assets in Van-guard, and (2) there are no restrictions on the maximum aggregate cash invest-ment that the Vanguard Funds may make in Vanguard. At October 31, 1998, the Fund had contributed capital of $77,000 to Vanguard, representing 0.1% of Van-guard's capitalization.

MANAGEMENT

  Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships;
(6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the fiscal year ended October 31, 1998, the Trust's share of Vanguard's actual net costs of opera-tion relating to management and administrative services (including transfer agency) totaled approximately $678,000.

DISTRIBUTION

  Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promo-tional materials, and marketing personnel. Distribution services may also in-clude organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distribution expense rate for The Van-guard Group, and that no Fund shall incur annual distribution expenses in ex-cess of .20 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1998, the Trust incurred approximately $85,000 of The Van-guard Group's distribution and marketing expenses, which represented an effec-tive annual rate of 0.03 of 1% of the Trust's average net assets.

INVESTMENT ADVISORY SERVICES

  Vanguard provides investment advisory services to several Vanguard Trusts (but not to this Trust). These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services.

TRUSTEE COMPENSATION

  The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensa-tion. The Trusts employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Trusts.

  INDEPENDENT TRUSTEES. The Trusts compensate their independent Trustees--that is, the ones who are not also Officers of the Trust--in three ways:

  . The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

  . The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

  . Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

  "INTERESTED" TRUSTEES. The Trusts' interested Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as Officers of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of com-pensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended October 31, 1998.

                         VANGUARD PREFERRED STOCK FUND
                         TRUSTEES' COMPENSATION TABLE

                                                                      TOTAL
                                           PENSION OR              COMPENSATION
                                           RETIREMENT   ESTIMATED    FROM ALL
                                            BENEFITS      ANNUAL     VANGUARD
                              AGGREGATE    ACCRUED AS    BENEFITS     TRUSTS
                             COMPENSATION PART OF TRUST    UPON      PAID TO
NAMES OF TRUSTEES             FROM TRUST    EXPENSES    RETIREMENT TRUSTEES(1)
-----------------            ------------ ------------- ---------- ------------
John C. Bogle...............     None         None          None        None
John J. Brennan.............     None         None          None        None
Barbara Barnes
 Hauptfuhrer(2).............      $75          $10       $15,000     $75,000
JoAnn Heffernan Heisen......      $25          $ 4       $15,000     $25,000
Robert E. Cawthorn(2).......      $44          $ 7       $ 6,000     $43,750
Bruce K. MacLaury...........      $80          $ 8       $12,000     $70,000
Burton G. Malkiel...........      $76          $ 7       $15,000     $75,000
Alfred M. Rankin, Jr........      $75          $ 5       $15,000     $75,000
John C. Sawhill.............      $75          $ 7       $15,000     $75,000
James O. Welch, Jr..........      $75          $ 8       $15,000     $75,000
J. Lawrence Wilson..........      $75          $ 6       $15,000     $75,000

--------

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.

                         INVESTMENT ADVISORY SERVICES

  The Trust employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $200 million..................................................... .150%
   Next $200 million...................................................... .100%
   Assets in excess of $400 million....................................... .075%

  During the fiscal years ended October 31, 1996, 1997, and 1998, the Fund in-curred advisory fees of $394,000, $406,000, and $458,000, respectively. Until July 31, 1996, fees were paid under an advisory agreement that provided for a higher rate of fees.

  The Trust's agreement with the Adviser is renewable for successive one-year periods. Each renewal must be specifically approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the In-vestment Company Act of 1940) of any such party.

  The Board of Trustees may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for the existing Adviser or as an additional adviser.

    B. A change in the terms of the advisory agreement.

    C. The continued employment of the existing Adviser after an assignment of the advisory agreement resulting from a change in control of the Advis-er.

  Any such change will be communicated to shareholders in writing.

DESCRIPTION OF THE ADVISER

  The Adviser is a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109. The Adviser's managing partners are Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

  The Adviser specializes in providing investment management services, with Group funds under management currently in excess of $196 billion.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has un-dertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations, but is unable to determine the amount by which such serv-ices may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commis-sion than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other funds in the Group.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in rec-ognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it generally will not pay higher commission rates specifically for the purpose of obtaining research services.

  During the fiscal years ended October 31, 1996, 1997, and 1998, the Fund paid $7,554, $516 and $882, in brokerage commissions, respectively.

  Some securities considered for investment by the Fund may also be appropri-ate for other Vanguard funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund, and one or more of these other funds or clients served by the Adviser are consid-ered at or about the same time, transactions in such securities will be allo-cated among the several funds and clients in a manner deemed equitable by the Adviser.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements as of and for the year ended October 31, 1998, including the financial highlights for each of the five fiscal years in the period ended October 31, 1998, appearing in the Vanguard Preferred Stock Fund 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including Van-guard Preferred Stock Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--contains the stocks of 500 of the largest domestic companies.

  STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

  STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks for the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

  STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

  RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity secu-rities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 ex-cept for the 500 stocks in the Standard and Poor's 500 Index.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by pri-vate lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly is-sued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that con-tains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB--or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,500 individually priced U.S. Trea-sury, agency, and corporate investment grade bonds rated BBB--or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturi-ties between 5 and 10 years. The index has a market value of over $700 bil-lion.

  LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities greater than 10 years. The index has a market value of over $900 billion.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

  LEHMAN CORPORATE (Baa) BOND INDEX--all publicly offered fixed rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high grade general obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not in-clude income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

               APPENDIX--DESCRIPTION OF PREFERRED STOCK RATINGS

  Excerpts from Moody's Investors Service, Inc. description of its four high-est preferred stock ratings:

  aaa--considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa--considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a--considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earning and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa--considered to be lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  Excerpts from Standard & Poor's Corporation description of its four highest preferred stock ratings:

  Quality ratings are expressed by symbols like those rating bonds. They are independent of Standard & Poor's bond ratings, however, in the sense that they are not necessarily graduated downward from the rankings accorded the issuing company's debt. They represent a considered judgment of the relative security of dividends, and--what is thereby implied--the prospective yield stability of the stock. The four highest ratings are AAA--Prime; AA--High Grade; A--Sound;
BBB--Medium Grade.

                                    PART C

                         VANGUARD PREFERRED STOCK FUND

                               OTHER INFORMATION

ITEM 23. EXHIBITS

   (a) Declaration of Trust*
   (b) By-Laws*
   (c) Not Applicable
   (d) Investment Advisory Contracts*
   (e) Not Applicable
   (f) Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information
   (g) Custodian Agreement*
   (h) Amended and Restated Funds' Service Agreement*
   (i) Legal Opinion*
   (j) Consent of Independent Accountants+
   (k) Not Applicable
   (l) Not Applicable
   (m) Not Applicable
   (n) Financial Data Schedule+
   (o) Not Applicable

--------
  *Filed previously.
  +Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

  The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Regis-trant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws gener-ally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capac-ity. Among other things, this provision excludes any liability arising by rea-son of willful misfeasance, bad faith, gross negligence, or the reckless dis-regard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

  Wellington Management Company, LLP ("Wellington Management") is an invest-ment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and part-ners of Wellington Management, together with any information as to any busi-ness profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

  See also the information under the caption "Investment Adviser" in the pro-spectus, constituting Part A of the Fund's Registration Statement, and "In-vestment Advisory Services" in the Statement of Additional Information consti-tuting Part B of the Fund's Registration Statement.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Not Applicable
  (b) Not Applicable
  (c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts, and other documents required to be maintained by Sec-tion 31(a) of the Investment Company Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Van-guard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any manage-ment-related service contract.

ITEM 30. UNDERTAKINGS

  Not Applicable

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND RULE 485(A) THEREUNDER, AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HEREBY CER-TIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRA-TION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THIS 15TH DAY OF JANU-ARY, 1999.

                                         Vanguard Preferred Stock Fund

                                                       Heidi Stam
                                         By ___________________________________
                                                    JOHN J. BRENNAN*
                                                 CHAIRMAN OF THE BOARD,
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

             SIGNATURES                      TITLE
                                                                 DATE

             Heidi Stam               Senior Chairman of   January 15, 1999
------------------------------------   the Board and
           JOHN C. BOGLE*              Trustee

             Heidi Stam               Chairman of the      January 15, 1999
------------------------------------   Board, President,
          JOHN J. BRENNAN*             and Chief
                                       Executive Officer

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
      JOANN HEFFERNAN HEISEN*

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
         BURTON G. MALKIEL*

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
         BRUCE K. MACLAURY*

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
       ALFRED M. RANKIN, JR.*

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
          JOHN C. SAWHILL*

             Heidi Stam               Trustee              January 15, 1999
------------------------------------
        JAMES O. WELCH, JR.*

              SIGNATURE                        TITLE
                                                                  DATE

             Heidi Stam                Trustee              January 15, 1999
-------------------------------------
         J. LAWRENCE WILSON*

             Heidi Stam                Treasurer and        January 15, 1999
-------------------------------------   Principal Financial
         THOMAS J. HIGGINS*             and Accounting
                                        Officer

--------

* By Power of Attorney. See 1933 Act File Number 333-63579, filed on December 4, 1998. Incorporated by Reference.

                               EXHIBIT INDEX

Consent of Independent Accountants..................................... EX-99.BJ
Financial Data Schedule................................................ EX-99.BN